THE BOND FUND OF AMERICA - ANNUAL REPORT for the year ended December 31, 1995

[The American Funds Group(R)]

THE BOND FUND OF AMERICA(SM)
seeks as high a level of current income as is consistent with preservation of capital through a diversified portfolio of bonds and other fixed-income obligations.


RESULTS AT A GLANCE
assuming distributions reinvested or interest compounded

                        Average Annual Compound Returns
                        12 months               5 years                 10 years                Lifetime
                        (1/1/95 -               (1/1/91 -               (1/1/86 -               (5/28/74 -
                        12/31/95)               12/31/95)               12/31/95)               12/31/95)
THE BOND FUND OF        +18.2%                  +11.6%                  %+9.8                   +10.6%
AMERICA
Lehman Brothers
Aggregate Bond          +18.5                   +  9.5                  +9.6                    +10.01
Index
Salomon Brothers
Broad Investment        +18.5                   +  9.6                  +9.7                    n/a/2/
Grade Bond Index
Rank versus
comparable funds/3/     51st out of 107         3rd out of 47           3rd out of 25           1st out of 15
Average savings
institution/4/          +  3.1                  +  3.9                  +5.4                    + 6.9
Consumer Price          +  2.5                  +  2.8                  +3.5                    + 5.5
Index/5/

The bond market indexes are unmanaaged.

/1/From May 31, 1974 through December 31, 1975, the Lehman Brothers Corporate Bond Index was used because the Lehman Brothers Aggregate Bond Index did not yet exist. Since January 1, 1976, the Lehman Brothers Aggregate Bond Index has been used.

/2/This index was first introduced in 1980.

/3/BFA's rank based on total return versus comparable corporate A-rated bond funds, according to Lipper Analytical Services. Lipper rankings do not include the effects of sales charges.

/4/Based on figures, supplied by the U.S. League of Savings Institutions and the Federal Reserve Board, that reflect all kinds of savings deposits, including longer term certificates. Unlike investments in the fund, such deposits are insured and, if held to maturity, offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. Maximum allowable interest rates were imposed by law until 1983.

/5/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of January 31, 1996, calculated in accordance with the Securities and Exchange Commission formula, was 5.92%. The fund's distribution rate as of that date was 6.79%. The SEC yield reflects dividend and interest income earned by the fund, while the distribution rate reflects only dividends actually paid by the fund. See the fund's Statement of Additional Information for more details.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.


FELLOW SHAREHOLDERS:

Last year was an excellent one for the bond market and for The Bond Fund of America. The value of your holdings increased 18.2% if, like most shareholders, you reinvested monthly dividends which totaled $1.045 a share. If you took your dividends in cash, your investment rose 9.4% and your dividends provided 8.2% in income.

Few investors expected that 1995 would be so good for bonds. At the start of the year, economic growth looked strong, the prices of many commodities were increasing rapidly and inflation appeared as though it might be ready to rise. Instead, the economy surprised nearly everyone by settling into a path of moderate growth coupled with rising corporate profits and continued low inflation. Interest rates declined sharply. Bond prices, which move inversely to interest rates, moved higher.

The Bond Fund of America entered 1995 with a relatively short average effective maturity of 6.4 years. This conservative posture was designed to protect capital in the event that interest rates moved higher. As the year progressed and the market's prospects improved, we lengthened maturities modestly. At the end of 1995, the average effective maturity of the bonds in the portfolio was
7.2 years.

Over the course of the year the fund benefited from an improvement in the credit quality of many of the corporate bonds in the portfolio, due in part to healthy corporate earnings. This was evident, for example, among our airline holdings. The fund's investment adviser anticipated the upturn in industry conditions. Investors became more willing to buy airline bonds. And, as a result, our holdings of the debt obligations of Alaska Airlines, American Airlines, Delta and United showed greater price gains than many bonds with comparable maturities. (Please see pages 7-8 for a fuller discussion.)

The Bond Fund of America's 18.2% gain in 1995 brings its lifetime total return since inception in 1974 to 788.7%, or an average annual compound return of 10.6% a year. As you can see in the table to the left, while the fund slightly lagged the broad unmanaged bond market indexes last year, over longer, more meaningful time periods it has consistently outpaced the indexes as well as most comparable funds. In addition, the fund has provided a higher return than the average savings account and helped investors stay well ahead of inflation.

We think that prospects for continued modest economic growth and low inflation indicate a favorable outlook for the bond market in the months ahead. But 1995 is also a reminder of how quickly things can change. On the following pages, we discuss in some detail the complex, fast-changing environment in which BFA operates. We hope this section of the report will help you understand more about the nature of your investment and some of the factors that have contributed to the fund's long-term record.

Cordially,

Paul G. Haaga,
Jr.Chairman of the Board

Abner D. Goldstine
President

February 14, 1996


HOW A $10,000 INVESTMENT HAS GROWN OVER THE FUND'S 21-YEAR LIFETIME FROM MAY 28, 1974, WHEN THE FUND BEGAN OPERATIONS, THROUGH DECEMBER 31, 1995

Here's how a $10,000 investment grew between May 28, 1974 - when The Bond Fund of America began operations - and December 31, 1995, the end of its latest fiscal year.

Unlike figures presented earlier in the report, the fund's results in this chart reflect payment of the maximum sales charge of 4.75%, so the net amount invested was $9,525 versus $10,000 in the Lehman Brothers Aggregate Bond Index, which is unmanaged and has no sales charges, commissions or expenses.

As you can see, the investment in The Bond Fund of America would have grown to $84,645 versus $78,693 in the Lehman index.

$84,645 /1/ /2/     BFA with dividends reinvested

$78,693/3/          Lehman Brothers Aggregate Bond Index

$31,584/4/          Consumer Price Index

$10,000/1/          original investment


AVERAGE ANNUAL COMPOUND RETURNS
(for periods ended December 31,1995)

Lifetime     +10.40%
10 Years     + 9.30%
5 Years      +10.47%
1 Year       +12.66%

Assumes reinvestment of all distributions and payment of the maximum 4.75% sales charge at the beginning of the stated periods.

Year ended          1974*       1975       1976       1977      1978       1979       1980       1981       1982        1983
December 31


TOTAL VALUE
Dividends           $413        897        1,010      1,114     1,198      1,387      1,706      2,096      2,408       2,529
Reinvested
Value at            $9,884      11,137     13,15      13,83     14,11      14,55      15,07      16,07      21,361      23,382
Year-End/1/                                4          1         2          6          2          3
BFA's Total         (1.2)%      12.7       18.1       5.1       2.0        3.1        3.5        6.6        32.9        9.5
Return
Year ended          1984        1985       1986       1987      1988       1989       1990       1991       1992        1993
December 31

TOTAL VALUE
Dividends           2,838       3,193      3,566      3,746     3,912      4,425      4,650      4,859      5,221       5,269
Reinvested
Value at            26,175      33,140     38,16      38,91     43,08      47,44      48,99      59,30      66,028      75,362
Year-End/1/                                6          5         0          3          3          3
BFA's Total         11.9        26.6       15.2       2.0       10.7       10.1       3.3        21.0       11.3        14.1
Return
Year ended          1994        1995
December 31


TOTAL VALUE
Dividends           5,673       6,112
Reinvested
Value at            71,582      84,645
Year-End/1/
BFA's Total         (5.0)       18.2
Return


AVERAGE ANNUAL COMPOUND RETURN FOR 21 1/2 YEARS:  10.40%/1/

* For the period May 28 through December 31, 1974.

/1/Results reflect payment of the maximum sales charge of 4.75% on the $10,000 investment. As outlined in the prospectus, the sales charge is reduced for investments of $25,000 or more. The maximum initial sales charge was 8.5% prior to December 15, 1986. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. Results shown do not take into account income or capital gains taxes.

/2/Includes reinvested dividends of $68,222 and reinvested capital gain distributions of $3,490.

/3/From May 31, 1974 through December 31, 1975, the Lehman Brothers Corporate Bond Index was used because the Lehman Brothers Aggregate Bond Index did not yet exist. As of January 1, 1976, the Lehman Brothers Aggregate Bond Index has been used.

/4/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of future results.


THE VAST, COMPLEX WORLD OF BOND INVESTING

SEARCHING FOR VALUE...CAPITALIZING ON CHANGE

There was once a time when the world of bond investing was quiet, uncomplicated and fairly predictable. A time when it was largely the domain of well-to-do investors who, for the most part, took a passive approach to fixed-income investing.

Today's world of bond investing could not be more different. The giant markets that perform the vital function of bringing borrowers and lenders together are multi-faceted and extremely sensitive to change. What is more, they continue to grow in size, scope and complexity.

Two decades ago, The Bond Fund of America's portfolio had a market value of $57 million. It consisted mainly of corporate bonds and U.S. Treasury bonds. Today, you will still find these types of securities among its holdings. But you will also find zero-coupon bonds, floating rate notes and convertible debentures. There are mortgage-backed securities such as Ginnie Maes, Fannie Maes, Freddie Macs and CMOs, as they are colloquially known, as well as their more recent cousins, asset-backed securities (see glossary on page 11). To its advantage, BFA has had the flexibility to roam widely across a rapidly expanding universe of fixed-income securities in search of attractive investment opportunities. At the end of 1995 the fund held more than 500 securities collectively worth nearly $6.3 billion.

All told, there is now more than $8 trillion outstanding of publicly traded debt obligations in the United States. Bonds issued by the U.S. government and its agencies make up nearly $5 trillion of this universe. Those issued by U.S. corporations account for more than $1.5 trillion. And those issued by governments and corporations abroad but denominated in U.S. dollars compose the better part of another $1 trillion. There is also about $1 trillion of tax-exempt obligations issued by state and local governments.

Maturities cover a broad spectrum, from overnight loans to bonds that do not come due for 30 years or - in a few cases - even 100 years. Quality also covers a wide range, from Treasury issues at the top of the credit quality spectrum to highly leveraged companies with limited current cash flow.

[Sidebar]The Bond Fund of America was launched 21 years ago to provide investors with a convenient, economical way to take advantage of opportunities in bond investing.[End Sidebar]

Because the debt markets have grown enormously in size and sophistication, bond investing today more than ever requires informed, active management for the achievement of better income and capital results.

The task is a demanding one. It calls for people who are prepared to work at it full time and whose training and temperament qualify them for the job. It takes considerable resources and contacts. It means staying abreast of economic and financial developments both here and abroad, keeping a close watch on credit supply and demand, and continually monitoring changes in fiscal and monetary policy. It means weighing the prospects for different industries and studying the relative values among various sectors of the market. It means examining the credit standing of scores of individual issuers and traveling many miles for a first-hand look at companies and their managements.

The Bond Fund of America was launched more than two decades ago to handle these tasks and provide individual as well as institutional investors with a convenient, economical way to take advantage of opportunities in bonds. The fund follows a conservative, quality-oriented approach geared to a clearly defined objective: to produce high current income consistent with the preservation of capital.

BFA's investment adviser is one of the country's largest and most successful investment management firms - Capital Research and Management Company (CRMC). It traces its roots to 1931 and has achieved a history of consistently superior long-term investment results. CRMC currently oversees assets totaling more than $125 billion in stocks and fixed-income securities for The American Funds Group. These investments represent the holdings of more than 8 million mutual fund accounts, including those of hundreds of leading corporations and institutions.

The organization's research activities are conducted from offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo. Last year alone, CRMC investment professionals made more than 5,000 research visits in the United States and overseas.

THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The individuals actually charged with the responsibility of managing The Bond Fund of America are called portfolio counselors. Like all of the funds in The American Funds Group, BFA employs the multiple portfolio counselor system. The fund has four portfolio counselors with an aggregate of 105 years of investment experience. Each counselor manages a portion of the portfolio as though it were a separate fund. In addition, the fund utilizes a team of about 10 fixed-income research analysts who make buy and sell recommendations to the portfolio counselors. Together these analysts also manage a portion of the fund, giving them the ability to act on their greatest convictions.

The multiple portfolio counselor system has several advantages. It allows for an increased diversity of ideas, strategies and styles. It helps provide greater consistency in fund results, because one counselor's off year is often counterbalanced by the success of others. It also offers continuity of management if one portfolio counselor assumes other responsibilities or leaves the fund.

BFA's experienced traders concentrate on obtaining the best possible price in buying and selling securities for the fund. They have the advantage of trading bonds in large amounts and dealing directly with "market makers" who maintain a ready market for many fixed-income securities. Individual investors, by contrast, often pay higher transaction costs and obtain less favorable prices.

Another critical area is fixed-income investment administration/operations. The individuals in this department are charged with a myriad of exacting tasks. To start with, they operate a system of checks and balances to verify that all of the fund's transactions and holdings are consistent with its objectives, prospectus limitations, guidelines and operating policies. They see that trades are properly recorded and processed. They work with the fund's custodian to minimize any delays when interest or principal payments are not received on schedule. They let the fund's portfolio counselors know when securities are being called or prepaid. And they have a hand in the accurate pricing of the fund's securities each day. Overseeing the entire process are legal, accounting and administrative associates as well as officers of the fund who work with the Board of Directors to ensure that BFA is operating in the best interests of its shareholders.

A VALUE-ORIENTED PHILOSOPHY

In managing The Bond Fund of America, CRMC adheres to an investment philosophy that characterizes both its equity and fixed-income activities, and which has contributed importantly to its long record of success. At the heart of this philosophy is a search for the best values that can be found through fundamental in-depth research. The adviser's task is to anticipate changes in the bond market as a whole, in specific parts of the market and in individual securities before they are generally perceived by other investors. This requires close and continuous supervision of the fund's portfolio and modifications in its composition whenever it seems advantageous.

The search for the best values falls into three general areas - sector analysis, credit analysis and interest-rate analysis - each of which merits a closer look.

[Sidebar]At the heart of the fund's investment philosophy is the search for the best values that can be found through fundamental, in-depth research.[End Sidebar]

SECTOR ANALYSIS

What is sector analysis and what part does it play in looking for values in the bond market?

Professional bond investors tend to group obligations in the same industries or areas of economic activity into market segments or sectors. Securities within those sectors, and with similar maturities, call provisions, coupons and ratings, tend to share certain similarities in yield and price movements. The price and yield relationship among sectors, however, can change significantly over time. Being alert to developments that can alter those price relationships is one way to improve investment results.

Here is an example. In the early 1990s, many U.S. air carriers were faced with large operating losses, significant capital expenditures, and the need to raise substantial amounts of money in the bond market. Investors were understandably wary, which had a negative impact on the prices of outstanding issues. Airlines were forced to offer higher and higher yields in relation to other types of securities.

After scrutinizing the airline sector, the fund's investment adviser found that many commercial carriers were cutting their orders for new aircraft and taking other steps to enhance cash flow, leading to a shrinking of operating losses and a likely return to profitability once the economy improved. The fund, as a result, built up its investments in the airline sector.

The decision to invest proved to be a good one. As airline profitability improved, investors became more willing to own bonds issued by many carriers, and prices in that sector of the market rose higher in relation to prices in other sectors.

[Sidebar]The challenge is to spot changes before they are recognized in the market.[End Sidebar]

CREDIT ANALYSIS

Another very important step in the decision-making process is to determine how strong a specific issuer is financially and detect changes that could affect its relative credit strength and thus the market value of its securities. Within CRMC's fixed-income group, there are analysts who spend the majority of their time researching the credit quality of individual issuers. In analyzing companies, they often work closely with CRMC's equity analysts. This exchange of information, insights and perspectives between analysts who focus on the stock market and those who concentrate on credit developments is extremely helpful and figures importantly in the decision-making process.

The bond ratings assigned by Moody's Investors Service, Standard & Poor's Corporation and other credit-rating organizations provide a starting point in credit analysis. However, these independent services must judge the credit strength of thousands of issuers. The investment adviser's credit analysts, on the other hand, concentrate on a smaller group of issuers. They can bring to bear their own industry and company insights and extend their range of vision beyond the issuer's present credit standing. The challenge is to uncover bonds that are currently misrated or mispriced as well as those that are likely to benefit from credit strengthening or hurt by credit weakening in the future.

Analysts and portfolio counselors must also be concerned with the specific conditions, or "indenture provisions," of individual securities. These contract provisions spell out the bondholder's claim on the issuer, the terms under which all or part of the issue can be redeemed or refunded before maturity, and other conditions that can have an important effect on the market value of the security.

One very significant trend over BFA's lifetime has been the "securitization" of various types of income-producing financial assests. This trend started with the issuance of Ginnie Maes and other types of mortgage-backed securities. Instead of holding the mortgage loans they made, financial institutions pooled them together and sold certificates representing ownership in the pool. As interest and principal payments are made, they are passed on to investors. Today, in an extension of this practice, there are also publicly traded securities backed by pools of auto, boat and credit card loans, to name just three examples. With mortgage-backed and asset-backed securities, investment professionals need to have the analytical and quantitative skills to spot extra value due to the type of attached credit enhancements or due to prepayment assumptions linked to factors such as the type of loan as well as when, where and to whom the loans were issued. Mortgage-backed and asset-backed securities have grown phenomenally - to the point where they surpass the corporate bond sector in size. As for BFA itself, at the end of 1995, approximately 23% of the fund's net assets was invested in these types of securities.

INTEREST-RATE ANALYSIS

While sector and credit analysis play important roles in fixed-income management, perhaps the most critical area has to do with the outlook for interest rates. A great deal of time and effort is spent in analyzing factors which may determine the path that interest rates may take in the near future and over a longer period of time, since such changes affect the market values of the securities in the portfolio.

[Sidebar]With economics becoming more interrelated, the organization's global research emphasis also plays a valuable role.[End Sidebar]

The fund's adviser examines virtually every facet of the investment scene that influence interest rates. Its people keep an eye on the rate of inflation as well as inflationary expectations. They closely watch other economic measures such as industrial output, capital spending, the level of inventories, employment and unemployment, personal income, savings, housing starts, auto production and retail sales. They try to judge the degree to which the Federal Reserve will permit the nation's banks to accommodate credit demands from business, consumer and public borrowers. They consider federal, state and local budgets and their effect on the economy. They monitor the political environment and assess the impact of actions by legislative and regulatory bodies. Contributing to this effort are associates in the adviser's research office in the nation's capital.

The organization's global research emphasis also plays a valuable role in developing the outlook for interest rates. With economies and markets becoming more and more interrelated and interdependent, being able to evaluate the investment outlook from an international viewpoint is not only an advantage, it is a necessity.

In addition to trying to anticipate changes in interest rates in general, the adviser looks at expected changes in the shape of the "yield curve" - that is, the relationships between the yields of securities with various maturities. The yield curve typically slopes upward with shorter term securities offering lower yields than their longer term counterparts. Sometimes, however, there is little difference in yields (i.e., the yield curve is "flat") and, on occasion, it becomes inverted, with short-term securities offering higher yields than longer term securities. Changes in the shape of the yield curve can have important implications in the search for value.

While anticipating interest rate changes is, to be sure, an inexact science, timely adjustments in the maturity mix of the fund's portfolio over "full cycle" periods - those which include both rising and declining interest rates - have meaningfully enhanced the fund's long-term investment results.

INTENSIVE, WIDE-RANGING RESEARCH

In addition to keeping a watch on the overall environment, members of CRMC's fixed-income group maintain daily contact with market specialists and traders around the country and around the world. They meet periodically with financial consultants, economic advisers, corporate executives and government officials. Studies prepared by in-house economists at Capital are supplemented by material from a wide variety of other sources. The comprehensive data that is gathered is discussed thoroughly on an informal, ongoing basis by the adviser's fixed-income specialists and is also reviewed at meetings which bring together portfolio counselors and analysts from the credit and equity areas, economists and fixed-income traders. Such meetings serve as an excellent forum for the exchange of information, ideas and insights.

The investment strategy that comes out of this intensive, wide-ranging effort is then translated into "buy" or "sell" decisions with each portfolio counselor and analyst free to act on his or her best ideas. Key to effectively implementing these decisions are the skills and talents of a group of experienced securities traders with direct-line phones to dealers around the country. These traders also use computerized systems to continuously monitor the market for new developments and investment opportunities.

Actively managing fixed-income investments in today's highly charged environment is clearly no small task. It is a difficult and demanding job that most individuals are unable or unwilling to tackle. The men and women at Capital Research and Management Company pictured on this and previous pages welcome the challenge. Because they operate in an uncertain and ever-changing environment - and because they are human - their judgments can be far from perfect. But over the years they have made many more right decisions than wrong ones. The result of those decisions is what you see reflected in the pattern of success that has become the Capital organization's hallmark.

Glossary

ZERO-COUPON BONDS: securities that pay all their interest and principal in one lump sum at maturity

FLOATING RATE NOTES: securities whose income varies with changes in market interest rates

CONVERTIBLE DEBENTURES: bonds that are convertible into stocks

GINNIE MAES: pools of mortgages backed as to timely payment of principal and interest by the Government National Mortgage Association and the full faith and credit of the U.S. government

FANNIE MAES: pools of mortgages backed as to timely payment of principal and interest by the Federal National Mortgage Association, a federally chartered and privately owned corporation

FREDDIE MACS: pools of mortgages backed as to timely payment of principal and interest by the Federal Home Loan Mortgage Association, an agency of the U.S. government

CMOS (COLLATERALIZED MORTGAGE OBLIGATIONS): pools of mortgages structured to pay principal and/or interest in a predetermined manner

ASSET-BACKED SECURITIES: pools of financial assets such as credit card, boat or auto loans


THE BOND FUND OF AMERICA
Corporate Bonds                        41%
Mortgage and Asset-Backed Securities   23%
U.S. Treasury Securities               21%
Cash Equivalents                        9%
Non-U.S. Government Bonds and
Development Agencies                    6%

                                                           Principal          Market          Percent of

INVESTMENT PORTFOLIO DECEMBER 31, 1995                     Amount             Value           Net Assets

                                                           (000)              (000)



ELECTRICAL & GAS UTILITIES

UTILITIES: ELECTRICAL & GAS

Big Rivers Electric Corp. 10.70% 2017                      17,000             19,156          .31%

CEZ Finance BV 8.875% 1999/1/                              7,000              7,656           .12

CMS Energy  0%/9.50% 1997/2/                               2,000              2,063           .03

Columbia Gas System:

 Series A  6.39%  2000                                     10,000             10,152

 Series C  6.80%  2005                                     22,000             22,629          1.16

 Series D  7.05%  2007                                     5,000              5,181

 Series F  7.42%  2015                                     35,000             35,437

Long Island Lighting Co.:                                                                     .00

 6.25% 2011                                                4,000              3,833           .06

 8.90% 2019                                                5,000              5,050           .08

 8.20% 2023                                                10,000             9,800           .16

United Illuminating Co. 9.76% 2006                         5,388              5,658           .09

                                                                              ---------       --------

                                                                              126,615         2.01

INDUSTRIAL & SERVICE                                                          ---------       --------

AUTOMOBILES

General Motors Corp.:

 9.45% 2011                                                20,000             25,164

 8.80% 2021                                                52,000             64,092          1.42

                                                                              ---------       --------

                                                                              89,256          1.42

                                                                              ---------       --------

BEVERAGES & TOBACCO

Canandaigua Wine Co., Inc. 8.75% 2003                      2,000              2,010           .03

Dr Pepper Bottling Co. of Texas 10.25% 2000                8,500              8,967           .14

                                                                              ---------       --------

                                                                              10,977          .17

                                                                              ---------       --------

BROADCASTING & PUBLISHING

American Media Operations, Inc. 11.625% 2004               11,500             11,615          .18

Infinity Broadcasting Corp. 10.375% 2002                   10,500             11,287          .18

Marvel Holdings Inc. 0% 1998                               55,250             39,780          .63

People's Choice TV Corp. 0%/13.125% 2004/2/                23,250             13,543          .22

Univision Television Group, Inc.:

 11.75% 2001                                               5,500              5,968           .09

 7.00% 2002                                                3,498              2,217           .04

Young Broadcasting Inc. 10.125% 2005                       3,000              3,165           .05

                                                                              ---------       --------

                                                                              87,575          1.39

                                                                              ---------       --------

CONSTRUCTION & HOUSING

Del Webb Corp. 9.75% 2003                                  10,000             10,175          .17

Kaufman and Broad Home Corp. 10.375% 1999                  7,500              7,650           .12

M.D.C. Holdings, Inc. 11.125% 2003                         12,000             11,430          .18

                                                                              ---------       --------

                                                                              29,255          .47

                                                                              ---------       --------

DATA PROCESSING & REPRODUCTION

AST Research, Inc. 0% 2013                                 31,500             10,710          .17

Data General Corp.:

 7.75% convertible debentures 2001                         8,000              7,840           .13

 8.375% 2002                                               1,250              1,228           .02

Maxtor Corp. 5.75% convertible debentures 2012             2,000              1,550           .02

Neodata Services, Inc. 0%/12.00% 2003/2/                   13,000             11,960          .19

VLSI Technology, Inc. 8.25% convertible                    4,000              3,670           .06

debentures 2005

                                                                              ---------       --------

                                                                              36,958          .59

                                                                              ---------       --------

DIVERSIFIED MEDIA & CABLE TELEVISION

Adelphia Communications Corp. 9.50% 2004                   2,498              1,980           .03

Bell Cablemedia PLC 0%/11.95% 2004/2/                      39,500             27,847          .44

Cablevision Industries Corp.:

 10.75% 2004                                               1,000              1,055           .02

 9.875% 2013                                               5,000              5,312           .08

CAI Wireless Systems, Inc. 12.25% 2002                     5,250              5,604           .09

Century Communications Corp.:

 9.50% 2000                                                3,500              3,631           .06

 9.75% 2002                                                4,550              4,755           .08

Comcast Corp.:

 10.25% 2001                                               13,000             14,072          .22

 9.375% 2005                                               3,000              3,173           .05

 1.125% convertible debentures 2007                        25,000             12,687          .20

Continental Cablevision, Inc.:

 8.50% 2001                                                22,050             22,877          .36

 10.625% 2002                                              4,500              4,804           .08

 8.625% 2003                                               4,000              4,160           .07

 8.875% 2005                                               10,000             10,475          .17

 8.30% 2006/1/                                             15,750             15,809          .25

 11.00% 2007                                               3,000              3,352           .05

 9.00% 2008                                                9,000              9,450           .15

 9.50% 2013                                                10,500             11,287          .18

Heartland Wireless Communications, Inc.                    4,000              4,510           .07

13.00% 2003/1/

Insight Communications Co.,LP 8.25% 2000/3/                11,250             11,137          .18

International CableTel Inc.:

 0%/10.875% 2003/2/                                        9,500              6,840           .11

 0%/12.75% 2005/2/                                         17,750             11,227          .18

News America Holdings Inc.:

 10.125% 2012                                              26,000             31,465          .50

 8.625% 2014                                               A$3,250            2,117           .03

 8.45% 2034                                                10,000             11,537          .18

Rogers Communications Inc. 10.875% 2004                    3,500              3,658           .06

Storer Communications, Inc. 10.00% 2003                    11,087             11,156          .18

Tele-Communications, Inc. 9.25% 2023                       7,500              8,187           .13

Time Warner Inc.:

 9.625% 2002                                               15,000             17,376          .27

 10.15% 2012                                               17,500             21,691          .34

 0% convertible debentures 2013                            40,000             16,500          .26

 9.125% 2013                                               21,000             23,666          .38

TKR Cable I, Inc. 10.50% 2007                              27,500             31,969          .51

Turner Broadcasting System, Inc. 0% 2007/1/                15,000             6,863           .11

Viacom International Inc.:

 9.125% 1999                                               5,000              5,225           .08

 10.25% 2001                                               2,600              2,990           .05

Videotron Holdings PLC 0%/11.125% 2004/2/                  20,500             14,299          .23

                                                                              ---------       --------

                                                                              404,743         6.43

                                                                              ---------       --------

ELECTRICAL & ELECTRONICS

General Electric Co. 8.625% 2008                           3,000              3,617           .06

MagneTek, Inc. 10.75% 1998                                 7,500              7,706           .12

Samsung Electronics Co., Ltd. 8.50% 2002/1/                27,850             30,983          .49

                                                                              ---------       --------

                                                                              42,306          .67

                                                                              ---------       --------

ENERGY & RELATED COMPANIES

BP America Inc. 10.00% 2018                                4,000              4,532           .07

California Energy Co., Inc.:

 9.875% 2003                                               14,000             14,700          .23

 0%/10.25% 2004/2/                                         38,600             36,477          .58

Flores & Rucks, 13.50% 2004                                4,300              4,880           .08

Global Marine, Inc. 12.75% 1999                            4,250              4,696           .07

Mesa Capital Corp. 0%/12.75% 1998/2/                       7,500              6,637           .11

Midland Cogeneration Venture LP:

 10.33% 2002                                               8,052              8,374           .13

 secured lease obligation bonds, 10.33% 2002               7,398              7,694           .12

Mobil Corp. 8.00% 2032                                     10,000             11,058          .18

Occidental Petroleum Corp. 9.25% 2019                      12,000             15,098          .24

Oil Co. Ltd. 8.90% 2000/1/                                 20,000             20,800          .33

Oryx Energy Co. 9.50% 1999                                 3,500              3,765           .06

Parker & Parsley Petroleum 8.25% 2007                      11,000             11,893          .19

Subic Power Corp.  9.50% 2008/1/                           7,845              7,394           .12

TransTexas Gas Corp. 11.50% 2002                           15,000             15,488          .25

                                                                              ---------       --------

                                                                              173,486         2.76

                                                                              ---------       --------

FOOD RETAILING

Allied Supermarkets Inc. 6.625% 1998                       3,590              3,554           .06

Carr-Gottstein Co. 12.00% 2005                             9,000              9,090           .14

Safeway Inc. 10.00% 2002                                   1,500              1,755           .03

Smith's Food & Drug Centers, Inc., Series 94A2,

 0%/8.64% 2012/2/                                          14,000             14,822          .24

Star Markets Co., Inc. 13.00% 2004                         1,500              1,530           .02

Stater Bros. Holdings Inc. 11.00% 2001                     9,500              9,453           .15

Vons Companies, Inc. 9.625% 2002                           1,000              1,060           .02

                                                                              ---------       --------

                                                                              41,264          .66

                                                                              ---------       --------

FOREST PRODUCTS & PAPER

Container Corp. of America:

 10.75% 2002                                               4,300              4,364           .07

 9.75% 2003                                                36,000             35,100          .56

 11.25% 2004                                               2,500              2,575           .04

Fort Howard Corp.:

 9.25% 2001                                                7,750              7,866           .13

 11.00% 2002                                               3,746              3,915           .06

 10.00% 2003                                               5,250              5,407           .09

Fort Howard Paper Co.:

 8.25% 2002                                                3,000              2,925           .04

 9.00% 2006                                                6,750              6,615           .11

Grupo Industrial Durango, SA de CV:

 9.25% 1996/1/ /3/                                         7,500              7,219           .11

 12.00% 2001                                               3,000              2,655           .04

PT Indah Kiat Paper & Pulp Corp.:

 8.875% 2000                                               2,000              1,890           .03

 8.875% 2000/1/                                            9,135              8,633           .13

 11.875% 2002                                              2,000              2,020           .03

P.T. Inti Indorayon Utama 9.125% 2000                      3,000              2,801           .04

Pacific Lumber Co. 10.50% 2003                             500                474             .01

Repap Wisconsin 9.875% 2006                                12,250             11,576          .18

Riverwood International Corp.:

 10.75% 2000                                               4,500              4,838           .08

 Series II 10.75% 2000                                     1,500              1,613           .03

 11.25% 2002                                               1,000              1,085           .02

Tjiwi Kimia International Finance Co.                      8,500              9,201           .15

13.25% 2001

                                                                              ---------       --------

                                                                              122,772         1.95

                                                                              ---------       --------

GENERAL RETAILING & MERCHANDISING

Ann Taylor, Inc. 8.75% 2000                                4,500              3,735           .06

Barnes & Noble, Inc. 11.875% 2003                          10,000             11,100          .17

Dayton Hudson Corp.:

 10.00% 2010                                               10,000             10,784          .17

 8.50% 2022                                                5,000              6,244           .10

Levitz Furniture Corp. 12.375% 1997                        425                385             .01

Thrifty PayLess, Inc.:

 11.75% 2003                                               15,000             16,200          .26

 12.25% 2004                                               16,500             17,573          .28

 Units 12.25% 2004                                         5,000              5,750           .09

                                                                              ---------       --------

                                                                              71,771          1.14

                                                                              ---------       --------

HEALTH & PERSONAL CARE

FHP International Corp.  7.00% 2003                        5,000              4,934           .08

Merit Behaviorial Care Corp. 11.50%  2005/1/               3,000              3,105           .05

                                                                              ---------       --------

                                                                              8,039           .13

                                                                              ---------       --------

LEISURE & TOURISM

Discovery Zone 0% convertible debentures 2013              28,500             7,410           .12

Euro Disney SCA 6.75% convertible                          FF108,780          20,068          .32

debentures 2001

Foodmaker, Inc.:

 9.25% 1999                                                12,200             11,712          .19

 9.75% 2002                                                8,300              7,677           .12

Four Seasons Hotels Inc. 9.125% 2000                       6,000              5,985           .09

Harrah's Jazz Finance Corp. 14.25% 2001                    3,000              825             .01

Harrah's Jazz Co. 8.75%  2000                              2,000              2,025           .03

Kloster Cruise Ltd. 13.00% 2003                            25,750             19,570          .31

Plitt Theatres, Inc. 10.875% 2004                          6,850              6,199           .10

Station Casinos, Inc. 9.625% 2003                          1,000              993             .02

                                                                              ---------       --------

                                                                              82,464          1.31

                                                                              ---------       --------

MACHINERY & ENGINEERING

Coltec Industries Inc.:

 9.75% 1999                                                7,000              7,210           .11

 9.75% 2000                                                7,500              7,725           .12

John Deere Capital Corp.  8.625% 2019                      9,150              10,493          .17

NL Industries 11.75% 2003                                  1,000              1,067           .02

                                                                              ---------       --------

                                                                              26,495          .42

                                                                              ---------       --------

METALS

Acme Metals Inc.:

 0%/13.50% 2004/2/                                         9,000              7,403           .12

 12.50% 2004                                               4,500              4,545           .07

AK Steel Corp. 10.75% 2004                                 6,500              7,215           .12

Inco Ltd.:

9.875% 2019                                                7,500              8,413           .13

9.60% 2022                                                 16,000             18,505          .30

ISPAT Mexicana:

 (Euro) 10.375% 2001                                       4,650              4,266           .07

 10.375% 2001/1/                                           2,000              1,835           .03

Kaiser Aluminum and Chemical Corp.:

 9.875% 2002                                               1,400              1,438           .02

 12.75% 2003                                               18,500             20,257          .32

Tubos de Acero de Mexico, SA 13.750% 1999/1/               2,500              2,531           .04

UCAR Global Enterprises Inc. 12.00% 2005                   3,430              3,962           .06

USX Corp. 9.125% 2013                                      15,000             17,246          .27

                                                                              ---------       --------

                                                                              97,616          1.55

                                                                              ---------       --------

MISCELLANEOUS MATERIALS & COMMODITIES

Building Materials Corp. of America                        6,000              4,140           .07

0%/11.75% 2004/2/

Exide Corp. 10.00% 2005                                    5,500              5,967           .09

Owens-Illinois, Inc. 11.00% 2003                           5,000              5,650           .09

Tolmex, SA de CV  8.375% 2003                              5,500              4,441           .07

                                                                              ---------       --------

                                                                              20,198          .32

                                                                              ---------       --------

Multi-Industry

Hanson America, Inc. 144A 2.39% convertible

 debentures 2001/1/                                        20,000             16,650          .26

Swire Pacific Ltd. 8.50% 2004/1/                           25,000             27,459          .44

Tenneco Inc. 7.875% 2002                                   3,000              3,277           .05

                                                                              ---------       --------

                                                                              47,386          .75

                                                                              ---------       --------

OTHER

ADT Operations 9.25% 2003                                  2,500              2,681           .04

ASH Capital Finance, Ltd. 9.50% 2006                       Pound4,500         4,997           .08

Protection One Alarm Monitoring, Inc.                      17,000             14,185          .23

0%/13.625% 2005/2/

                                                                              ---------       --------

                                                                              21,863          .35

                                                                              ---------       --------

TELECOMMUNICATIONS

CellNet Data Systems, Inc. 0%/13.00% 2005/1/ /2/ /4/       40,750             24,654          .39

Cellular Communications International,                     15,071             9,043           .14

Inc. 0% 2000

Cellular, Inc. 0%/11.75% 2003/2/                           10,500             8,347           .13

CenCall Communications Corp. 0%/10.125% 2004/2/ /5/        26,500             14,972          .24

Centennial Cellular Corp. 8.875% 2001                      19,000             18,715          .30

Comcast Cellular Corp.:

 Series A, 0% 2000                                         22,500             17,325          .28

 Series B, 0% 2000                                         18,400             14,168          .23

Comcast UK Cable Partners Ltd. 0%/11.20% 2007/2/           18,000             10,530          .17

Commnet Cellular Inc. 11.25% 2005                          5,500              5,803           .09

Comunicacion Celular S.A. Units                            17,550             10,025          .16

0%/13.125% 2003/1/ /2/

Dial Call Communications, Inc. 0%/12.25% 2004/2/ /5/       37,750             21,517          .34

Geotek Communications, Inc. 0%/15.00% 2005/2/              8,750              4,134           .07

Horizon Cellular Telephone Co., LP                         15,500             13,485          .21

 0%/11.375% 2000/2/

IntelCom Group, Inc. 0%/13.50% 2005/1/ /2/                 16,250             9,466           .15

MFS Communications Co., Inc. 0%/9.375% 2004/2/             42,500             34,319          .55

MobileMedia Communications, Inc. 0%/10.50% 2003/2/         8,600              6,708           .11

NEXTEL Communications, Inc./5/:

 0%/11.50% 2003/2/                                         42,500             26,775          .42

 0%/9.75% 2004/2/                                          51,750             28,074          .45

Northern Telecom Ltd. 8.75% 2001                           3,500              3,946           .06

Omnipoint Corp. 6.00%/12.00% 2000 /4/                      12,500             12,500          .20

Paging Network, Inc. 11.75% 2002                           10,275             11,354          .18

PanAmSat, LP PanAmSat Capital Corp.  9.75%  2000           10,150             10,759          .17

PriCellular Wireless Corp.:

 0%/14.00% 2001/2/                                         6,000              5,295           .08

 0%/12.25% 2003/2/                                         12,200             9,425           .15

Rogers Cantel Mobile Communications Inc.                   31,975             33,654          .53

10.75% 2001

TCI Communications, Inc Deb 8.75% 2015                     10,000             11,087          .18

Telecom Argentina STET - France Telecom                    5,500              5,871           .09

S. A. 12.00%  1999

Tele West plc:

 9.625% 2006                                               3,000              3,060           .05

 0%/11.00% 2007/2/                                         16,000             9,660           .15

                                                                              ---------       --------

                                                                              394,671         6.27

                                                                              ---------       --------

TEXTILES & APPAREL

Tultex Corp. 10.625% 2005                                  1,250              1,281           .02

WestPoint Stevens Inc.  8.75% 2001                         2,500              2,500           .04

                                                                              ---------       --------

                                                                              3,781           .06

                                                                              ---------       --------

TRANSPORTATION

Air Wis Services, Inc. 7.75% convertible                   4,000              3,540           .06

debentures 2010

Alaska Airlines:

 Series A, 9.50% 2010                                      2,397              2,548           .04

 Series B, 9.50% 2010                                      3,024              3,214           .05

 Series C, 9.50% 2010                                      2,927              3,128           .05

 Series D, 9.50% 2012                                      4,889              5,219           .08

American Airlines Inc., 1991-C2, pass-through

 certificates 9.73% 2014/6/                                6,000              7,080           .11

American Airlines, Inc., 1991-A, mortgage pass-through

 certificates, 9.71% 2007/6/                               9,244              10,734          .17

AMR Corp.:

 10.40% 2011                                               13,000             16,043          .26

 10.42% 2011                                               5,000              6,144           .10

Atlas Air,Inc., pass-through certificates,                                                    .00

12.25% 2002

Delta Air Lines, Inc.:                                     11,000             11,220          .18

 9.875% 2000                                               2,000              2,261           .04

 10.375% 2011                                              2,500              3,127           .05

 9.25% 2022                                                5,000              5,906           .09

 10.375% 2022                                              3,000              3,928           .06

 pass-through certificates:

 Series 1992-A2, 9.20% 2014/6/                             11,750             13,350          .21

 Series 1992-B1, 9.375% 2007/6/                            9,200              10,451          .17

 Series 1993-A2, 10.50% 2016/6/                            15,000             18,910          .30

 Series 1993-B2, 10.06% 2016/6/                            2,000              2,445           .04

 Series 1993-C2, 9.59% 2017/6/                             5,000              5,925           .09

 1990 Equipment trust certificates:

  Series J, 10.00% 2014/1/                                 10,000             12,092          .19

  Series I, 10.00% 2014/1/                                 8,000              9,674           .15

  Series F, 10.79% 2014/1/                                 1,700              2,172           .04

Federal Express Corp. 8.40% 2010                           10,000             10,875          .17

Jet Equipment Trust:

 Series 1994-A, 10.91% 2006/1/                             6,989              8,186           .13

 Series 1995-B 10.91% 2014/1/                              5,000              5,381           .09

 Series 1995-A, 10.69% 2015/1/                             10,500             12,613          .20

 Series 1995B-A, 7.63% 2015/1/                             23,500             24,704          .39

 Series 1995B-C, 9.71% 2015/1/                             5,500              6,119           .10

MC-Cuernavaca Trust 9.25% 2001/1/                          5,161              3,529           .06

Northwest Airlines, Inc. 12.0916% 2000                     8,015              8,366           .13

TNT Transport (Euro) PLC/TNT (USA) Inc.                    4,750              4,964           .08

 11.50% 2004

United Air Lines, Inc.:

 10.67% 2004                                               9,000              10,857          .17

 pass-through certificates:

  Series 1993-A3, 8.39% 2011/6/                            7,500              8,008           .13

  Series 1995-A1, 9.02% 2012/6/                            8,659              9,691           .15

USAir, pass-through trust, Series                          2,000              1,880           .03

1993-A3, 10.375% 2013

Viking Star Shipping Inc. 9.625% 2003                      4,000              4,100           .07

                                                                              ---------       --------

                                                                              278,384         4.43

                                                                              ---------       --------

FINANCE

BANKING & THRIFTS

Bank of Scotland 8.80% 2004/1/                             16,000             18,362          .29

Den Danske Bank Aktieselskab 7.25% 2005/1/                 14,025             14,804          .24

First Nationwide 12.25% 2001                               9,000              10,170          .16

Kansallis-Osak-Pankki 9.75%  1998                          5,000              5,527           .09

Maybank-New York  7.125%  2005                             10,000             10,505          .17

Midland American Capital 12.75% 2003                       12,150             14,340          .23

New American Capital, Inc.  9.60% 1999/1/                  15,000             15,113          .24

Skandinaviska Enskilda Banken (N.Y. City)                  14,000             14,083          .22

 6.875% 2009

State Bank of New South Wales Euronotes                    3,000              3,403           .05

10.375% 1999

                                                                              ---------       --------

                                                                              106,307         1.69

                                                                              ---------       --------

FINANCIAL SERVICES

Beneficial Corp. 12.875% 2013                              3,800              4,596           .07

Ford Motor Credit Co. 9.50% 2000                           7,350              8,280           .13

General Electric Capital Corp. 8.875% 2009                 8,000              10,043          .16

General Motors Acceptance Corp.:

 7.00% 2000                                                5,000              5,193           .08

 8.75% 2005                                                10,000             11,615          .19

 8.875% 2010                                               2,500              3,043           .05

                                                                              ---------       --------

                                                                              42,770          .68

                                                                              ---------       --------

INSURANCE

American Re Corp.  10.875% 2004                            15,000             16,734          .27

CIGNA Corp. 6.375% 2006                                    15,000             14,782          .23

Fairfax Financial Holdings Ltd.:

 7.75% 2003                                                7,750              8,145           .13

 8.25% 2015                                                6,250              6,696           .11

Fidelity National Financial 0% 2009                        20,000             9,150           .14

                                                                              ---------       --------

                                                                              55,507          .88

                                                                              ---------       --------

REAL ESTATE

B.F. Saul REIT 11.625% 2002                                20,000             20,400          .32

Beverly Finance Corp. 8.36% 2004/1/                        15,000             16,519          .26

Corporate Property Investors 9.00% 2002/1/                 2,000              2,274           .04

ERP Operating Limited  Partnership 7.95% 2002              6,750              7,213           .11

IRVINE Co. 7.46% 2006                                      17,000             16,979          .27

Price REIT, Inc. 7.25% 2000                                5,000              5,052           .08

Security Capital Industrial Trust 7.875% 2009              6,250              6,641           .10

Shopping Center Associates 6.75% 2004/1/                   12,000             12,015          .19

Wellsford Residential Property Trust:

 7.75% 2005                                                1,000              1,064           .02

 7.25% 2000                                                1,000              1,032           .02

Wharf Capital International, Ltd. 8.875% 2004              15,000             16,108          .26

                                                                              ---------       --------

                                                                              105,297         1.67

                                                                              ---------       --------

COLLATERALIZED MORTGAGE/ASSET-

BACKED OBLIGATIONS/6/

(Excluding Those Issued by Federal Agencies)

Banco Nacional de Mexico 0% 2002/1/                        21,340             15,845          .25

Capstead Securities Corp. IV, collateralized

 mortgage obligations, Series 1992-4,                      8,750              9,625           .15

Class J, 18.3103% 2022/7/

Chase Manhattan Bank, N.A., Series 93-I, Class

 2A5, 7.25% 2024 2024                                      10,000             9,987           .16

Countrywide Funding Corp., Series 94-2, Class
A-12,

 5.6680% 2009/7/                                           5,206              3,527           .06

CSFB Finance Co. Ltd. 7.00% 2005                           30,000             29,797          .47

CS First Boston Mortgage Securities Corp.,

 mortgage pass-through certificates:

 Series 1995-AEW1, 6.665% 2027/3/                          997                1,006           .02

 Series 1995-MBL1 Class A 6.425% 2030                      17,922             18,012          .29

Electronic Transfer Master Trust  9.35% 2002/1/            18,000             18,162          .29

GCC Home Equity Trust, asset-backed

 certificates, Series 1990-1, 10.00% 2005                  3,974              4,063           .06

G E Capital Mortgage Services:

 Series 1994-15, Class A10, 6.00% 2009                     16,376             15,230          .24

 Series 1995-1, Class A8, 8.40% 2025                       21,785             22,972          .37

Green Tree Financial Corp., pass-through

certificates:

 Series 1994-A, Class NIM, 6.90% 2004                      3,350              3,347           .05

 Series 1995-A, Class NIM, 7.25% 2005                      3,555              3,598           .06

 Series 1993-2, Class B, 8.00% 2018                        2,250              2,377           .04

 Series 1995-9, Class A-5, 6.80% 2027                      8,000              8,180           .13

J.P. Morgan Commercial Mortgage Finance Corp.,

 pass-through certificates, Series 1995-C1,

 Class A-2, 7.3517% 2010/3/                                1,000              1,054           .02

MBNA Credit Card Trust, asset-backed

 certificates, Series 1991-1, 7.75% 1998                   6,000              6,092           .10

Merrill Lynch Mortgage Investors, Inc.:

 Seriies 1995-C2, Class D  8.0603%  2021/3/                993                1,020           .02

 Series 1995-C3, Class A1, 6.7889% 2025/3/                 1,993              2,035           .03

Morgan Stanley Capital Inc. Series 1995-GA1,

 Class A1, 7.00% 2002/1/                                   19,104             19,510          .31

Prudential Home Mortgage Securities Co., Inc.:

 Series 1993-7, Class A-4, 8.00% 2003                      9,323              9,416           .15

 Series 1993-7, Class A-5, 8.00% 2003                      5,406              5,413           .09

 Series 1993-48, Class A-6, 6.25% 2008                     4,466              4,318           .07

 Series 1992-37, Class A-6, 7.00% 2022                     2,460              2,457           .04

 Series 1993-34, Class A-1, 7.00% 2023                     16,910             17,021          .27

Residential Funding Mortgage Securities I, Inc.,

 Series 1992-S6, Class A-10, 12.102% 2022/7/               10,124             10,225          .16

Resolution Trust Corp.:

 Series 1991-M5, Class B, 9.00% 2017                       2,560              2,649           .04

 Series 1992-6, Class A-2B, 8.40% 2024                     9,062              9,175           .14

 Series 1993-C1, Class D, 9.45% 2024                       9,352              9,799           .16

 Series 1993-C1, Class E, 9.50% 2024                       755                750             .01

 Series 1993-C2, Class C, 8.00% 2025                       3,000              3,105           .05

 Series 1993-C2, Class D, 8.50% 2025                       3,290              3,422           .05

 Series 1993-C2, Class E, 8.50% 2025                       801                792             .01

Ryland Mortgage Securities Corp., Series 1991-14,

 Class F, 21.528% 2021/7/                                  1,070              1,113           .02

Structured Asset Securities Corp., pass-through

certificates, Series 1995-C1, Class A1A,                   928                942             .01

7.375%  2024

SKW II Real Estate L.P.:

 6.45% 2002/1/                                             887                888             .01

 6.90% 2002/1/                                             4,646              4,658           .07

Standard Credit Card Master Trust I, credit card

 participation certificates:

 Series 1991-1A, 8.50% 1997                                10,500             10,628          .17

 Series 1994-2A, 7.25% 2008                                5,000              5,389           .09

Standard Credit Card Trust, credit card

participation certificates:

 Series 1990-3A, 9.50% 1998                                5,000              5,245           .08

 Series 1990-6A, 9.375% 1998                               4,000              4,211           .07

 Series 1991-3A, 8.875% 1999                               11,000             11,839          .19

Travelers Mortgage Services, Inc., pass-through

 certificates, Series 1989-9, Class Z-2,                   802                815             .01

8.80% 2019

                                                                              ---------       --------

                                                                              319,709         5.08

                                                                              ---------       --------

GOVERNMENTAL

GOVERNMENTS (EXCLUDING U.S. GOVERNMENT)

Argentina (Republic of):

 8.375% 2003                                               15,000             12,638          .20

 Eurobond 6.8125% 2005/3/                                  30,500             21,731          .34

 Eurobond 5.00% 2023/3/                                    6,500              3,721           .06

Brazil (Republic of):

 Debt Conversion Bond 6.875% 2012/3/                       2,000              1,148           .02

British Columbia Hydro & Power Authority:

 15.50% 2011                                               17,000             18,979          .30

 15.50% 2011                                               11,967             13,726          .22

 12.50% 2013                                               4,000              4,806           .07

 12.50% 2014                                               7,000              8,547           .14

Canadian Government:

 10.50% 2001                                               C$5,000            4,277           .07

 6.50% 2004                                                34,500             24,466          .39

 9.00% 2004                                                37,750             31,201          .50

 8.75% 2005                                                15,000             12,301          .19

 4.524% 2021                                               2,000              1,514           .02

 9.00% 2025                                                9,000              7,694           .12

Israel (State of) 6.375% 2005                              13,000             13,130          .21

Italian Government National:

 8.50% 2004                                                ITL7,200,000       4,033           .06

 8.50% 2004                                                16,650,000         9,257           .15

Italy (Republic of) 6.875% 2023                            38,000             37,109          .59

Netherlands Government DFL 7.50% 2023                      FL41,300           28,167          .45

Nova Scotia (Province of):

 7.25% 2013                                                4,000              4,192           .07

 11.50% 2013                                               2,212              2,571           .04

Ontario (Province of):

 7.75% 2002                                                3,500              3,810           .06

 7.375% 2003                                               1,250              1,354           .02

 7.625% 2004                                               5,000              5,497           .09

 7.00% 2005                                                10,750             11,354          .18

 17.00% 2011                                               11,250             12,979          .21

 15.25% 2012                                               6,985              8,411           .13

 11.50% 2013                                               5,000              5,793           .09

Panama Interest Reduction Bond 3.50% 2014                  4,000              1,815           .03

Poland (Republic of):

 7.75% 2000/1/                                             3,000              3,069           .05

 Discount Bond 7.125% 2024/3/                              750                568             .01

 Past Due Interest Bond 3.75% 2014/3/                      2,000              1,300           .02

Quebec (Province of):

 8.625%   2005                                             4,750              5,493           .09

 13.25%   2014                                             5,500              7,006           .11

Queensland Global Treasury Note:

 8.00% 2001                                                A$17,000           12,610          .20

 12.00% 2001                                               5,000              4,384           .07

South Africa (Republic of) 13.00% 2010                     ZAR24,500          6,192           .10

United Mexican States Government Eurobonds:

 Series A, 6.25% 2019                                      1,000              656             .01

 Series B, 6.25% 2019                                      6,500              4,266           .07

                                                                              ---------       --------

                                                                              361,765         5.75

                                                                              ---------       --------

DEVELOPMENT AUTHORITIES

European Investment Bank 10.125% 2000                      2,000              2,357           .04

Inter-American Development Bank 8.875% 2009                10,000             12,757          .20

International Bank for Reconstruction &

 Development 14.90% 1997                                   2,500              2,816           .05

                                                                              ---------       --------

                                                                              17,930          .29

                                                                              ---------       --------

FEDERAL AGENCY OBLIGATIONS - MORTGAGE
PASS-THROUGHS1/2

Federal Home Loan Mortgage Corp.:

 8.00% 2003-2010                                           7,196              7,488           .12

 8.25% 2007                                                3,386              3,529           .06

 8.50% 2002-2020                                           43,350             45,234          .72

 8.75% 2008                                                4,324              4,535           .07

 9.00% 2021                                                1,338              1,408           .02

 10.00% 2011-2019                                          2,020              744             .01

 10.50% 2020                                               3,578              3,951           .06

 10.75% 2010                                               148                164             .00

 11.50% 2000                                               49                 51              .00

 12.00% 2010-2015                                          2,015              2,270           .04

 12.50% 2009-2019                                          2,288              2,650           .04

 12.75% 2015-2019                                          791                909             .02

 13.00% 2014                                               78                 91              .00

 13.50% 2018                                               16                 19              .00

 13.75% 2014                                               28                 32              .00

Federal National Mortgage Assn.:

 7.50% 2009-2024                                           19,381             19,891          .32

 8.00% 2023                                                3,666              3,797           .06

 8.50% 2009-2023                                           16,433             17,215          .27

 9.00% 2018-2025                                           9,194              9,695           .15

 9.50% 2009-2019                                           1,372              1,472           .02

 10.00% 2019                                               870                957             .02

 10.50% 2012                                               4,566              5,086           .08

 11.00% 2015-2020                                          4,395              4,924           .08

 11.25% 2014                                               85                 95              .00

 11.50% 2010-2014                                          390                443             .01

 12.00% 2015-2019                                          182                209             .00

 12.50% 2015                                               390                456             .01

 13.00% 2014                                               66                 78              .00

 13.25% 2015                                               28                 33              .00

 15.00% 2013                                               88                 106             .00

Government National Mortgage Assn.:

 5.00% 2024/3/                                             2,000              1,973           .03

 5.50% 2023-2024/3/                                        151,765            153,444         2.44

 6.00% 2022-2024/3/                                        66,656             67,687          1.08

 6.125% 2022/3/                                            9,870              10,097          .16

 6.50% 2008-2024/3/                                        21,107             21,138          .34

 7.00% 2008-2024/3/                                        112,681            114,475         1.82

 7.50% 2008-2024                                           85,223             87,774          1.40

 8.00% 2023-2025                                           14,289             14,900          .24

 8.50% 2020-2026                                           80,188             84,219          1.37

 9.00% 2016-2025                                           24,683             26,145          .42

 9.50% 2009-2020                                           19,485             20,964          .33

 10.00% 2017-2019                                          3,069              3,380           .05

 10.50% 2015-2019                                          976                1,092           .02

 11.00% 2013-2016                                          1,715              1,941           .03

 11.50% 2015                                               81                 93              .00

 12.00% 2014                                               167                192             .00

 12.50% 2010-2015                                          1,165              1,373           .02

 13.25% 2014                                               110                126             .00

                                                                              ---------       --------

                                                                              748,545         11.91

                                                                              ---------       --------

FEDERAL AGENCY OBLIGATION - OTHER

Federal Home Loan Bank Bonds:

 6.16% 2004                                                24,000             23,696          .38

 6.27% 2004                                                5,000              4,938           .08

 6.38% 2003                                                3,000              2,982           .05

 6.41% 2003                                                18,580             18,455          .29

 7.00% 2005                                                35,000             34,973          .56

 8.23% 2004                                                5,000              5,070           .08

Federal Home Loan Mortgage Notes:

 5.74% 2003                                                6,500              6,333           .10

 5.78% 2003                                                12,175             11,762          .19

 6.185% 2003                                               19,845             19,607          .31

 6.19% 2004                                                11,000             10,849          .17

 6.24% 2003                                                2,900              2,872           .05

 6.27% 2004                                                2,500              2,471           .04

 6.28% 2003                                                3,000              2,974           .05

 6.30% 2003                                                2,000              1,988           .03

 6.375% 2003                                               5,820              5,793           .09

 6.39% 2003                                                10,330             10,269          .16

 6.50% 2003                                                6,200              6,128           .10

 7.00% 2002                                                25,000             25,098          .40

 7.12% 2003                                                15,000             15,000          .24

 7.29% 2004                                                6,000              6,103           .10

Federal National Mortgage Association Notes:

 7.70% 2004                                                12,500             13,217          .21

 medium-term note:

 6.14% 2004                                                13,000             12,812          .20

 7.43% 2005                                                30,000             30,225          .48

 Callable Principal STRIPS 0%/8.25% 2022/2/                4,500              3,764           .06

                                                                              ---------       --------

                                                                              277,379         4.42

                                                                              ---------       --------

COLLATERALIZED MORTGAGE OBLIGATIONS - FEDERAL

AGENCIES/6/

Federal Home Loan Mortgage Corp.:

 Series 1604, Class SA, 4.7763% 2008/7/                    2,000              1,411           .02

 Series 1712, Class D, 6.00% 2009                          7,500              7,024           .11

 Series 1716, Class A, 6.50% 2009                          4,750              4,596           .07

 Series 1574, Class AB, 6.50% 2023                         4,842              4,055           .07

 Series 1657, Class SA, 5.9935% 2023/7/                    7,520              4,500           .07

 Series 1673, Class SA, 4.4499% 2024/7/                    7,879              4,400           .07

Federal National Mortgage Assn.:

 Series 90-142, Class J, 9.25% 2003                        2,390              2,407           .04

 Series 91-146, Class Z, 8.00% 2006                        6,273              6,450           .10

 Series 91-65, Class X, 6.50% 2019                         19,711             19,169          .31

 Series 90-93, Class G, 5.50% 2020                         1,500              1,436           .02

 Series 93-138, Class SA, 7.8532% 2023/7/                  3,758              2,691           .04

                                                                              ---------       --------

                                                                              58,139          .92

                                                                              ---------       --------

U.S. TREASURY OBLIGATIONS

9.25% January 1996                                         15,000             15,021          .24

7.875% February 1996                                       14,250             14,292          .23

9.375% April 1996                                          10,000             10,114          .16

8.00% January 1997                                         53,000             54,449          .87

5.625% January 1998                                        3,500              3,529           .06

8.125% February 1998                                       130,750            138,268         2.20

5.375% May 1998                                            10,000             10,033          .16

9.25% August 1998                                          180,750            198,259         3.15

8.875% February 1999                                       43,500             47,959          .76

9.125% May 1999                                            20,750             23,156          .37

6.875% July 1999                                           58,000             60,900          .97

8.875% May 2000                                            10,000             11,350          .18

8.750% August 2000                                         25,000             28,394          .45

8.50% November 2000                                        63,000             71,269          1.13

7.75% February 2001                                        26,500             29,262          .47

13.125% May 2001                                           21,500             29,230          .46

14.25% February 2002                                       7,000              10,170          .16

6.375% August 2002                                         8,700              9,123           .15

11.625% November 2002                                      87,000             117,069         1.86

5.75% August 2003                                          10,000             10,120          .16

11.625% November 2004                                      78,500             111,102         1.77

6.50% August 2005                                          5,000              5,327           .08

10.375% November 2009                                      17,000             22,429          .36

12.75% November 2010                                       10,500             15,993          .25

10.375% November 2012                                      17,000             23,502          .37

12.00% August 2013                                         10,000             15,408          .24

11.25% February 2015                                       6,000              9,605           .15

10.625% August 2015                                        25,000             38,293          .61

8.875% August 2017                                         129,500            173,448         2.76

8.125% May 2021                                            8,000              10,116          .16

                                                                              ---------       --------

                                                                              1,317,190       20.94

                                                                              ---------       --------

FLOATING RATE EURODOLLAR NOTES (UNDATED)/3/

Allied Irish Banks Ltd. 6.4375%                            10,000             8,675           .14

Bank of Nova Scotia 6.00%                                  15,000             11,700          .19

Bergen Bank 6.00%                                          5,000              3,925           .06

Canadian Imperial Bank of Commerce 6.125%                  25,000             19,625          .31

Christiana Bank Og Kreditkasse 6.0625%                     11,000             8,745           .14

Financiere Credit Suisse 5.8125%                           8,000              6,240           .10

Hongkong and Shanghai Banking Corp. 6.25%                  10,000             8,013           .13

Lloyds Bank:

 (#2) 6.062%                                               5,000              4,150           .07

 (#3) 5.985%                                               5,000              4,125           .06

Midland Bank 5.8125%                                       5,000              4,010           .06

National Bank of Canada 3.03125%                           5,000              3,250           .05

Standard Chartered Bank:

 5.8125%                                                   15,000             11,419          .18

 5.775%                                                    5,000              3,819           .06

                                                                              ---------       --------

                                                                              97,696          1.55

                                                                              ---------       --------

EQUITY-TYPE SECURITIES & MISCELLANEOUS

EQUITY-TYPE SECURITIES

Dial Page, Inc., warrants/8/                               39                 -               .00

Geotek Comminications, Inc., warrants expire               263                656             .01

7/15/2005/8/

Glendale Federal Bank, FSB warrants expire                 8                  14              .00

3/10/00/8/

IntelCom Group Inc., warrants expire 8/8/05/8/             48                 215             .00

                                                                              ---------       --------

                                                                              885             .01

                                                                              ---------       --------

MISCELLANEOUS

Investment securities in the initial period of                                16,907          .28

acquisition

                                                                              ---------       --------







TOTAL BONDS, NOTES AND EQUITY-TYPE SECURITIES                                 ---------       --------

 (cost: $5,585,511,000)                                                       5,743,901       91.32

                                                                              ---------       --------





SHORT-TERM SECURITIES

COMMERCIAL PAPER

Albertson's Inc. 5.75% due 1/5/96                          19,000             18,985          .30

American Express Credit Corp.:

 5.78% due 1/18/96                                         15,900             15,855          .25

 5.72% due 1/31/96                                         10,000             9,951           .16

Anhueuser-Busch Cos. 5.72% due 1/4/96                      15,000             14,991          .24

Associates Corp. of North America 5.99% due                8,600              8,597           .14
1/2/96

Bayerische Landesbank Girozentrale 5.76% due               10,000             9,995           .16
1/3/96

Beneficial Corp.:

 5.70% due 1/30/96                                         10,000             9,953           .16

 5.71% due 2/9/96                                          28,500             28,321          .45

Chevron Oil Finance Co. 5.70% due 2/8/96                   27,700             27,530          .44

CIT Group Holdings Inc.:

 5.75% due 1/10/96                                         15,000             14,976          .24

 5.73% due 2/2/96                                          10,000             9,948           .16

Ford Credit Europe PLC 5.76% due 1/11/96                   25,000             24,956          .40

Gannett Co. 5.76% due 1/19/96                              20,000             19,940          .32

General Electric Capital Corp. 5.73% due 2/2/96            25,000             24,870          .39

Haifax Building Society:

 5.76% due 1/2/96                                          5,000              4,998           .08

 5.77% due 1/10/96                                         15,000             14,976          .24

Hershey Foods Corp. 5.70% due 1/30/96                      10,000             9,953           .16

H.J. Heinz Co. 5.79% due 1/5/96

 5.79% due 1/5/96                                          22,000             21,983          .35

 5.74% due 1/25/96                                         13,000             12,949          .20

 5.76% due 1/29/96                                         10,000             9,954           .16

Motorola Inc. 5.70% due 1/11/96

 5.70% due 1/11/96                                         18,000             17,969          .28

 5.72% due 1/26/96                                         14,100             14,042          .22

PepsiCo, Inc. 5.72% due 1/19/96                            5,500              5,484           .09

Sandoz Corp.:

 5.73 due 2/5/96                                           3,500              3,480           .05

 5.73 due 2/20/96                                          12,000             11,906          .19

Sony Capital Corp.:

 5.80% due 1/12/96                                         5,591              5,580           .09

 5.75% due 2/8/96                                          13,000             12,921          .20

                                                                              ---------       --------

                                                                              385,063         6.12

                                                                              ---------       --------





Certificates of Deposit

ABN-AMRO Bank, NV (Netherlands) 5.72% due 2/1/96           30,000             30,001          .47

Bank of Montreal 5.76% due 1/17/96                         20,000             20,000          .32

Bayer Landesbank 5.73% due 2/1/96                          20,000             20,001          .32

National Westminster 5.82% due 1/12/96                     25,000             25,000          .40

                                                                              ---------       --------

                                                                              95,002          1.51

                                                                              ---------       --------





TOTAL SHORT-TERM SECURITIES (Cost $480,063,000)                               480,065         7.63

                                                                              ---------       --------

TOTAL INVESTMENT SECURITIES (cost $6,065,574,000)                             6,223,966       98.95



Excess of  cash and receivables over payables                                 66,210          1.05

                                                                              ---------       --------

NET ASSETS                                                                    6,290,176       100.00%

                                                                              =========       ========


/1/ Purchased in a private placement transaction; resale may be made to qualified institutional buyers.

/2/ Represents a zero coupon bond which will convert to an interest-bearing security at a later date.

/3/  Coupon rates may change periodically.

/4/ Valued under procedures established by the Board of Directors

/5/ CenCall Communications merged with NEXTEL on July 28, 1995, and Dial Call is expected to merge with NEXTEL 1/19/96. After their repective closings, the securities of Cencall and Dial Call will become obligations of NEXTEL.

/6/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated

/7/ Represents an inverse floater, which is a floating rate note whose interest rate moves in the opposite direction of prevailing interest rates.

/8/  Non-income-producing security.

See Notes to Financial Statements


The Bond Fund of America

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES

December 31, 1995                                         (dollars in               thousands)

Assets:

Investment securities at market

 (cost: $6,065,574)                                                                $6,223,966

Cash                                                                               2,703

Prepaid expense

Receivables for--

 Sales of investments                                     $3,090

 Sales of Fund's shares                                   15,065

 Dividends and accrued interest                           97,066                   115,221

                                                          ------------             ---------------

                                                                                   6,341,890

Liabilities:

Payables for--

 Purchases of investments                                 35,924

 Repurchases of fund's shares                             10,815

 Forward currency contracts                               1,864

 Dividends on Fund's shares                               2

 Management services                                      1,884

 Accrued expenses                                         1,225                    51,714

                                                          ------------             ---------------



Net Assets at December 31, 1995--

 Equivalent to $13.88 per share on

 453,215,186 shares of $1 par value

 capital stock outstanding (authorized

 capital stock - 500,000,000 shares)                                               $6,290,176

                                                                                   ===============

STATEMENT OF OPERATIONS

for the year ended December 31, 1995                      (dollars in               thousands)

Investment Income:

Income:

 Interest                                                 482,948

 Dividends from investment in stocks                      1,001                    $483,949

                                                          ------------

Expenses:

 Management services fee                                  20,858

 Distribution expenses                                    13,834

 Transfer agent fee                                       4,205

 Reports to shareholders                                  487

 Registration statement and prospectus                    411

 Postage, stationery and supplies                         1,270

 Directors' fees                                          36

 Auditing and legal fees                                  51

 Custodian fee                                            268

 Taxes other than federal income tax                      68

 Other expense                                            43                       41,531

                                                          ------------             ---------------

Net investment income                                                              $442,418

                                                                                   ===============

Realized Loss and Unrealized

 Appreciation on Investments:

Net realized loss                                                                  (13,362)

Net change in unrealized appreciation

 (depreciation) on:

 Investments                                              506,688

 Open forward currency contracts                          (461)

                                                          ------------

  Net unrealized appreciation                                                      506,227

                                                                                   ---------------

 Net realized loss and

  unrealized appreciation

  on investments                                                                   492,865

                                                                                   ---------------

Net Increase in Net Assets Resulting                                               $935,283

 from Operations                                                                   ===============









STATEMENT OF CHANGES IN NET ASSETS                        (dollars in               thousands)



                                                          Year ended               Year ended

                                                          December 31,             December 31,

                                                          1995                     1994



Operations:

Net investment income                                     $442,418                 $395,207

Net realized loss on investments                          (13,362)                 (36,092)

Net unrealized appreciation

 (depreciation) on investments                            506,227                  (626,541)

                                                          ------------             ---------------

 Net increase (decrease) in net assets

  resulting from operations                               935,283                  (267,426)

                                                          ------------             ---------------

Dividends and Distributions Paid to

 Shareholders:

 Dividends from net

  investment income                                       (438,147)                (396,205)

                                                          ------------             ---------------

Capital Share Transactions:

Proceeds from shares sold:

 119,215,625 and 99,296,409

 shares, respectively                                     1,591,640                1,337,647

Proceeds from shares issued in

 reinvestment of net investment

 income dividends and distributions

 of net realized gain on investments:

 23,407,092 and 20,827,138 shares,

 respectively                                             312,925                  277,618

Cost of shares repurchased:

 78,844,004 and 96,388,393

 shares, respectively                                     (1,052,675)              (1,295,101)

                                                          ------------             ---------------

 Net increase in net assets

 resulting from capital share

 transactions                                             851,890                  320,164

                                                          ------------             ---------------

Total Increase (Decrease) in Net Assets                   1,349,026                (343,467)



Net Assets:

Beginning of year                                         4,941,150                5,284,617

                                                          ------------             ---------------

End of year (including

 undistributed net investment

 income: $14,704 and $10,433

 respectively)                                            $6,290,176               $4,941,150

                                                          ============             ===============


See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1. Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Securities denominated in non-U.S. currencies are generally valued on the basis of bid quotations. Equity-type securities are stated at market value based upon closing sales prices reported on recognized securities exchanges on the last business day of the period or, for listed securities having no sales reported, upon last-reported bid prices on that date. Securities traded in the over-the-counter market are valued at the last available sale price prior to the time of valuation, or, lacking any sales, at the last reported bid price. Short-term securities with original or remaining maturities in excess of 60 days, including forward currency contracts, are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. The maturities of variable or floating rate instruments are deemed to be the time remaining until the next interest rate adjustment date. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends are declared on a daily basis after determination of the fund$s net asset value and are paid to shareholders on a monthly basis.

     Investment securities and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Interest income from such investments is calculated using the approximate exchange rate as accrued or when received. Purchases and sales of investment securities, income, and expenses are calculated at the rates of exchange prevailing on the respective dates of such transactions. The fund does not identify the portion of each amount shown in the fund$s statement of operations under the caption "Realized Loss and Unrealized Appreciation on Investments" that arises from changes in non-U.S. currency exchange rates.

     Pursuant to the custodian agreement, the fund receives credit against its custodian fee for imputed interest on certain balances with the with the custodian bank. The custodian fee of $268,000 includes $107,000 that was paid by credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.


     As of December 31, 1995, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $158,387,000, of which $229,379,000 related to appreciated securities and $70,992,000 related to depreciated securities. During the year ended December 31, 1995, the fund realized, on a tax basis, a net capital loss of $13,362,000 on securities transactions. The fund has available at December 31, 1995 a net capital loss carryforward of $49,122,000 which may be used to offset capital gains realized during subsequent years through 2002 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. The cost of portfolio securities, excluding foreign currency contracts, for book and federal income tax purposes was $6,067,241,000 at December 31, 1995.

3. The fee of $20,858,0000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; and 0.16% of such assets in excess of $3 billion ("asset-based fee"); plus 3.00% on the first $450,000 of the fund's monthly gross investment income; and 2.25% of such income in excess of $450,000 ("income-based fee").

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1995, distribution expenses under the Plan were $13,834,000. As of December 31, 1995, accrued and unpaid distribution expenses were $926,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,205,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $4,814,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1995, aggregate amounts deferred and earnings thereon were $38,868.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain of the Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund
4. As of December 31, 1995, accumulated net realized loss on investments was $42,020,000 and paid-in capital was $5,714,717,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $2,995,429,000 and $2,209,896,000, respectively, during the year ended December 31, 1995.

     The fund purchases forward currency contracts in anticipation of, or to protect itself against, fluctuations in exchange rates. The contracts are recorded in the statement of assets and liabilities at their net unrealized value; the fund$s maximum potential liability in these contracts is equal to the full contract amounts. Risk may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from the possible movements in foreign exchange rates and securities values underlying these instruments.
-----

                                          Contract            Amount           U.S. Valuations   at 12/31/95
                                          ------------        ---------        ----------       ---------
                                                                                                Unrealized
                                                                                                Appreciation
NON-U.S. CURRENCY SALES CONTRACTS         Non-U.S.            U.S.             Amount           (Depreciation)

French Francs  expiring                   FF70,000,000        $12,091,000      $14,294,000      ($2,203,000)
11/25/96 to 9/9/98
Great Britain Pounds                      Pound2,000,000      3,082,000        3,101,000        (19,000)
expiring 3/19/96
Netherland Guilders expiring              FL46,487,000        29,726,000       29,368,000       358,000
1/16/96 to 12/9/96
                                                              ---------        ----------       ---------

                                                              $44,899,000      $46,763,000      ($1,864,000)
                                                              ===========      ==========       =========


-------
PER-SHARE DATA AND RATIOS

                                                  Year Ended December 31

                                                  1995         1994         1993        1992         1991

Net asset value, beginning of year                $12.69       $14.45       $13.99      $13.70       $12.39

                                                  -------      -------      ------      -------      -------



 Income from investment operations:

  Net investment income                           1.05         1.05         1.09        1.15         1.21

  Net realized and unrealized gain(loss)          1.18         (1.76)       0.84        0.34         1.28

  ON INVESTMENTS

                                                  -------      -------      ------      -------      -------

   Total income (loss) from investment            2.23         (0.71)       1.93        1.49         2.49

   OPERATIONS

                                                  -------      -------      ------      -------      -------



 Less distributions:

  Dividends from net investment income            (1.04)       (1.05)       (1.08)      (1.16)       (1.18)

  Distributions from net realized gains           --           --           (0.39)      (0.04)       --

                                                  --           --           --          --           --

                                                  -------      -------      ------      -------      -------

   Total distributions                            (1.04)       (1.05)       (1.47)      (1.20)       (1.18)

                                                  -------      -------      ------      -------      -------

Net Asset Value, end of year                      $13.88       $12.69       $14.45      $13.99       $13.70

                                                  =======      =======      ======      =======      =======



Total Return/1/                                   18.25%       (5.02%)      14.14%      11.34%       21.04%



Ratios/supplemental data:

 Net assets, end of year (in millions)            $6,290       $4,941       $5,285      $3,917       $2,859

 Ratio of expenses to average net assets          .74%         .69%         .71%        .73%         .77%

 Ratio of net income to average net               7.87%        7.77%        7.53%       8.36%        9.28%
assets

 Portfolio turnover rate                          43.80%       56.98%       44.68%      49.70%       56.47%


/1/ This was calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.


Independent Auditors' Report

To the Board of Trustees and Shareholders of The Bond Fund of America, Inc.:

     We have audited the accompanying statement of assets and liabilities of The Bond Fund of America, Inc., including the schedule of portfolio investments as of December 31,1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Bond Fund of America, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Los Angeles, California
January 26, 1996


FUND SERVICES

These handy services can add convenience and flexibility to your American Funds investments.

ADDING TO YOUR INVESTMENT

There are three ways you can group your American Funds purchases to qualify for a quantity discount:

Right of accumulation: You can combine the value of your existing shares with those you are purchasing to qualify for a discount.

Statement of Intention: You can, without obligation, use a Statement of Intention that allows you to combine the value of your existing shares and the purchases you intend to make over a 13-month period so you can take immediate advantage of the maximum quantity discount available.

Concurrent purchases: By purchasing shares in more than one of the American Funds simultaneously, you may qualify for a quantity discount.

(Shares of money market funds purchased directly do not apply to quantity discounts. Additionally, certain accounts may not be eligible to be grouped. See the fund's prospectus or your investment professional for more details.)

Subsequent investments by mail: Once your account has been established and you've selected a broker/dealer, simply send a check for $50 or more, along with the bottom portion of your account statement, to American Funds Service Company.

PUTTING YOUR INVESTMENTS ON AUTOPILOT

Automatic investment plan: You can make automatic investments regularly by authorizing American Funds Service Company to deduct a specified sum from your bank account.

Automatic exchange plan: You can automatically exchange $50 or more between funds on a regular basis.

Automatic withdrawal plan: You can arrange to have regular checks for specified amounts sent to you or to anyone you designate in any month(s) you choose.

CHOOSING THE PAYOUT SYSTEM THAT'S RIGHT FOR YOU

Automatic reinvestment: All dividends and capital gain distributions can be automatically reinvested in additional fund shares without a sales charge.

Cross-reinvestment: You can reinvest dividends and/or capital gains from one fund to another fund at no charge if you have a balance of at least $5,000 in the originating fund or meet the minimum initial investment for the receiving fund.

Dividends in cash: You can elect to take dividends in cash.

REPORTS YOU'LL RECEIVE FROM US

Confirmations of transactions: You receive account statements reflecting the transactions in your account.

Consolidated quarterly statements: If you have more than one account with the American Funds, you can request a quarterly statement combining certain accounts registered to the same individual.

Year-end tax reports: At the end of each year, you will receive an individual report which shows the tax status of the distributions paid to you during the year. In many instances, these reports can help you calculate taxes due on shares sold by reporting average cost.

SPECIAL SERVICES

Exchange privileges: You can transfer some or all of your holdings into other American Funds by mail or by phone. Certain restrictions apply (a sales charge may apply if one has not already been paid), and it's important to remember that an exchange constitutes a sale and purchase for tax purposes.

Telephone information service: American FundsLine(r) is a toll-free service which gives you account information as well as current prices for all American Funds. Just call 800/325-3590.

Safekeeping of certificates: Your shares are credited to your account and certificates are not issued unless specifically requested. (Certificates are not available for money market funds.)

Free check-writing withdrawal service: If you have a money market fund account, this service enables you to write checks for $250 or more against the account. The account continues to earn daily interest until checks clear the fund's bank.

Retirement plans: A wide variety of plans is available.

FOR MORE COMPLETE INFORMATION ABOUT THESE SERVICES OR ABOUT ANY OF THE AMERICAN FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR SECURITIES DEALER OR FINANCIAL PLANNER, OR PHONE THE FUND'S TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THESE SERVICES ARE SUBJECT TO CHANGE OR TERMINATION.

THE AMERICAN FUNDS GROUP(R)

A PORTFOLIO FOR EVERY INVESTOR

The Bond Fund of America is a member of The American Funds Group - 28 funds with a wide range of investment objectives and assets totaling more than $125 billion. These funds serve more than 8 million shareholders throughout the world, including hundreds of leading corporations and institutions.

GROWTH FUNDS

AMCAP FUND

Seeks long-term growth of capital by investing in growing, profitable companies.

EUROPACIFIC GROWTH FUND

Seeks long-term capital appreciation by investing in companies based outside the U.S.

THE GROWTH FUND OF AMERICA

Invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

THE NEW ECONOMY FUND

Seeks long-term growth of capital through investments in companies operating in services and information industries in the U.S. and around the world. (Can invest up to 40% of its assets outside the U.S.)

NEW PERSPECTIVE FUND

Seeks long-term growth of capital through investments all over the world, including the United States.

SMALLCAP WORLD FUND

Seeks long-term growth of capital by investing in the stocks of smaller companies in the U.S. and around the world.

GROWTH AND INCOME FUNDS

AMERICAN MUTUAL FUND

Strives for the balanced accomplishment of three objectives - current income, capital growth and conservation of principal - through investments in companies that participate in the growth of the American economy.

CAPITAL WORLD GROWTH AND INCOME FUND

Seeks growth and income over the long term through a global portfolio emphasizing "blue chip" stocks.

FUNDAMENTAL INVESTORS

Seeks long-term growth of capital and income through investments in common stocks.

THE INVESTMENT COMPANY OF AMERICA

Seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income. Now in its 63rd year, ICA is one of the nation's oldest and largest mutual funds.

WASHINGTON MUTUAL INVESTORS FUND

Seeks current income and an opportunity for capital growth through high-quality common stocks considered eligible for the investment of trust funds in the District of Columbia.

EQUITY-INCOME FUNDS

CAPITAL INCOME BUILDER

Seeks to provide a growing dividend <UNDEF> with higher income distributions every quarter as far as possible - together with a current yield which exceeds that paid by U.S. stocks generally. Concentrates on U.S. equity securities, but may also invest in stocks and bonds all over the world.

THE INCOME FUND OF AMERICA

Seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.
BALANCED FUND

AMERICAN BALANCED FUND

Seeks conservation of capital, current income, and long-term growth of both capital and income by investing in stocks and fixed-income securities. The fund is managed as if it constituted the complete investment program of a prudent investor.

INCOME FUNDS

AMERICAN HIGH-INCOME TRUST

Seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

THE BOND FUND OF AMERICA

Seeks as high a level of current income as is consistent with preservation of capital through a diversified portfolio of bonds and other fixed-income obligations.

CAPITAL WORLD BOND FUND

Seeks high long-term total return, consistent with prudent management, by investing in quality fixed-income securities issued by major governments and corporations all over the world, including the U.S.

INTERMEDIATE BOND FUND OF AMERICA

Seeks current income, consistent with preservation of capital, through a diversified portfolio of government and high-quality corporate debt obligations with effective maturities between three and 10 years.

U.S. GOVERNMENT SECURITIES FUND

Seeks high current income, consistent with prudent risk and preservation of capital, by investing primarily in securities for which the timely payment of principal and interest is guaranteed by the U.S. government.

TAX-EXEMPT INCOME FUNDS

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND

Seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of municipal bonds, including higher yielding, lower rated, higher risk issues. It may invest up to 100% of its assets in bonds subject to the alternative minimum tax.

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

Seeks current income exempt from federal income taxes, while preserving capital, through a quality-oriented municipal bond portfolio with an average effective maturity between three and 10 years.

THE TAX-EXEMPT BOND FUND OF AMERICA

Seeks a high level of federally tax-free current income, consistent with preservation of capital, through a diversified portfolio consisting primarily of municipal bonds.

THE TAX-EXEMPT FUND OF CALIFORNIA

Seeks a high level of current income free from federal and California income taxes primarily through investments in California municipal bonds. Additionally, the fund seeks to preserve capital.

THE TAX-EXEMPT FUND OF MARYLAND

Seeks a high level of current income free from federal, Maryland state and local income taxes primarily through investments in Maryland municipal bonds. Additionally, the fund seeks to preserve capital.

THE TAX-EXEMPT FUND OF VIRGINIA

Seeks a high level of current income free from federal and Virginia income taxes primarily through investments in Virginia municipal bonds. Additionally, the fund seeks to preserve capital.

MONEY MARKET FUNDS

THE CASH MANAGEMENT TRUST OF AMERICA

Seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through high-quality money market instruments.

THE TAX-EXEMPT MONEY FUND OF AMERICA

Seeks to provide income free from federal taxes, while preserving capital and maintaining liquidity, through investments in high-quality municipal securities maturing in one year or less.

THE U.S. TREASURY MONEY FUND OF AMERICA

Seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in U.S. Treasury securities maturing in one year or less.

Investments in the funds are neither insured nor guaranteed by the U.S. government or any other entity. There can be no assurance that the money market funds will maintain a constant net asset value of $1.00 per share.

Remember, as a shareholder of The Bond Fund of America, whenever your objectives change you can transfer some or all of your holdings to another fund in The American Funds Group free of charge. Exchange privileges are subject to change or termination.

BOARD OF DIRECTORS

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief Executive Officer, The Mission Group; former President, Southern California Edison Company

DIANE C. CREEL
Long Beach, California
Chairwoman, Chief Executive Officer and President, The Earth Technology Corporation (environmental engineering)

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board, Senior Resource Group, Inc. (senior living centers management)

LEONARD R. FULLER
Los Angeles, California
President, Fuller & Company, Inc. (financial management consulting)

ABNER D. GOLDSTINE
Los Angeles, California
Senior Vice President and Director, Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Senior Vice President and Director, Capital Research and Management Company

HERBERT HOOVER III
Pasadena, California
Private investor

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President and Chief Executive Officer, AECOM Technology Corporation (architectural engineering)

PETER C. VALLI
Long Beach, California
Chairman of the Board, BW/IP International, Inc. (industrial manufacturing)

OTHER OFFICERS

RICHARD T. SCHOTTE
Los Angeles, California
Senior Vice President of the fund
Senior Vice President, Capital Research and Management Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business Management Group, Capital Research and Management Company

MARY C. HALL
Brea, California
Vice President and Treasurer of the fund
Senior Vice President - Fund Business Management Group, Capital Research and Management Company

JOHN H. SMET
Los Angeles, California
Vice President of the fund
Vice President, Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group, Capital Research and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business Management Group, Capital Research and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business Management Group, Capital Research and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER, CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92621-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 2205
Brea, California 92622-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Morrison & Foerster LLP
345 California Street
San Francisco, California 94104-2675

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of The Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 1996, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA  AL/CD/2892
Lit. No. BFA-011-0296